UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2010

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED

(Exact name of registrant as specified in its charter)

Delaware	001-33008	98-0221142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Plaza America Tower I

11700 Plaza America Drive, Suite 1010

Reston, Virginia 20190

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 964-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Standby Purchase Agreements

As previously reported, on February 1, 2010, ICO Global Communications (Holdings) Limited (the “Company”) announced that its Board of Directors had approved a rights offering to be made to the Company’s existing stockholders, pursuant to which the Company intends to offer to its stockholders shares of its Class A common stock at a purchase price of $0.70 per share.

In connection with the rights offering, each of Eagle River Partners, LLC (“ERP”), certain accounts managed by Highland Capital Management, L.P. (collectively, “Highland Capital”), and Harbinger Capital Partners Masters Fund I, Ltd. (“Harbinger”), each an existing stockholder of the Company or affiliates thereof, entered into standby purchase agreements with the Company, pursuant to which they agreed to acquire from the Company, at the same subscription price of $0.70 per share, any shares of Class A common stock that are not purchased by the Company’s other stockholders (pursuant to the exercise of their basic subscription privilege and/or over-subscription privilege) in the rights offering, subject to certain conditions (“Standby Commitment”). Subsequently, Knighthead Master Fund, L.P. (“Knighthead”) and Caspian Capital Advisors, LLC (“Caspian”), or affiliates thereof, each agreed to assume one half of Harbinger’s Standby Commitment. The maximum commitments accepted by ERP, Highland Capital, Knighthead and Caspian (collectively, the “Standby Purchasers”) are $17.25 million, $8.5 million, $2.125 million and $2.125 million, respectively. The Standby Purchasers are not receiving any compensation for their standby commitments. The Company has agreed to pay the fees and expenses of the Standby Purchasers incurred in connection with the rights offering and related matters up to a cap of $25,000 for each of ERP and Highland Capital and a cap of $12,500 for each of Knighthead and Caspian.

The standby purchase agreements between the Company and each of the Standby Purchasers (collectively, the “Standby Purchase Agreements”) are subject to various closing conditions, including but not limited to, the truth and accuracy of the representations and warranties of the Company and each of the Standby Purchasers, consummation of the rights offering, no judgment, injunction, decree or other legal restraint prohibiting the consummation of the rights offering or the transactions contemplated by the respective Standby Purchase Agreement, no stop order on the registration statement pursuant to which the Class A common stock to be issued upon exercise of the rights will be registered and no suspension of trading in the Company’s Class A common stock or trading in securities generally on the NYSE Amex Equities, New York Stock Exchange or NASDAQ Global Market and no banking moratorium. In addition, pursuant to the Standby Purchase Agreements, the Company is not permitted to materially amend, terminate or waive any material conditions to the closing of the rights offering without the prior written consent of ERP and Highland Capital. The maximum offering period for the rights offering shall not exceed two months without the prior written consent of ERP and Highland Capital. Furthermore, the Standby Purchasers may terminate their respective Standby Purchase Agreements if the purchase of the Class A common stock pursuant to the agreements does not occur by April 1, 2010.

The securities to be purchased by the Standby Purchasers will be purchased in a private placement. However, under the terms of the Standby Purchase Agreements, the Company has agreed to provide customary registration rights to the Standby Purchasers with respect to the shares purchased by them in the rights offering pursuant to the Standby Purchase Agreements.

Craig O. McCaw, a member of the Company’s Board of Directors, is the sole manager and beneficial owner of ERP. In addition, Benjamin G. Wolff, the Company’s Chairman and acting Chief Executive Officer, is the President of Eagle River Investments, an affiliate of ERP, and is compensated by both Eagle River Investments and the Company.

The foregoing description of the Standby Purchase Agreements is qualified in its entirety by reference to the Standby Purchase Agreements attached hereto as exhibits, and incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement

As previously reported on February 1, 2010, and described in Item 1.01 above, Harbinger entered into a standby purchase agreement with the Company in connection with the rights offering. Pursuant to mutual agreement, the Company and Harbinger terminated the standby purchase agreement, effective February 4, 2010. The termination of the standby purchase agreement with Harbinger was made in conjunction with a transfer of Harbinger’s shares in the Company, and is unrelated to the Company or the rights offering.

The foregoing description of the termination is qualified in its entirety by reference to the Agreement to Terminate Standby Purchase Agreement attached hereto as an exhibit, and incorporated by reference into this Item 1.02

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Standby Purchase Agreement, dated as of January 29, 2010, by and between ICO Global Communications (Holdings) Limited and Eagle River Partners, LLC.

10.2	Standby Purchase Agreement, dated as of January 29, 2010, by and between ICO Global Communications (Holdings) Limited and certain accounts managed by Highland Capital Management, L.P.

10.3	Standby Purchase Agreement, dated as of January 29, 2010, by and between ICO Global Communications (Holdings) Limited and certain accounts managed by Highland Capital Management, L.P.

10.4	Standby Purchase Agreement, dated as of February 4, 2010, by and between ICO Global Communications (Holdings) Limited and Knighthead Master Fund L.P.

10.5	Standby Purchase Agreement, dated as of February 4, 2010, by and among ICO Global Communications (Holdings) Limited, Mariner LDC, Caspian Capital Partners LP and Caspian Select Credit Master Fund, Ltd.

10.6	Agreement to Terminate Standby Purchase Agreement, dated as of February 4, 2010, by and between ICO Global Communications (Holdings) Limited and Harbinger Capital Partners Masters Fund I, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 4, 2010	ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED

	By:	/s/ JOHN L. FLYNN
John L. Flynn
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Standby Purchase Agreement, dated as of January 29, 2010, by and between ICO Global Communications (Holdings) Limited and Eagle River Partners, LLC.

10.2	Standby Purchase Agreement, dated as of January 29, 2010, by and between ICO Global Communications (Holdings) Limited and certain accounts managed by Highland Capital Management, L.P.

10.3	Standby Purchase Agreement, dated as of January 29, 2010, by and between ICO Global Communications (Holdings) Limited and certain accounts managed by Highland Capital Management, L.P.

10.4	Standby Purchase Agreement, dated as of February 4, 2010, by and between ICO Global Communications (Holdings) Limited and Knighthead Master Fund L.P.

10.5	Standby Purchase Agreement, dated as of February 4, 2010, by and among ICO Global Communications (Holdings) Limited, Mariner LDC, Caspian Capital Partners LP and Caspian Select Credit Master Fund. Ltd.

10.6	Agreement to Terminate Standby Purchase Agreement, dated as of February 4, 2010, by and between ICO Global Communications (Holdings) Limited and Harbinger Capital Partners Masters Fund I, Ltd.